                                                                  Exhibit (j)(1)

                               CONSENT OF COUNSEL

          We hereby consent to (i) the use of our name and the references to our firm under the caption "Counsel" in the Statement of Additional Information that is included in Post-Effective Amendment No. 64 ("PEA No. 64") to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of The Galaxy Fund (the "Registration Statement"), (ii) the use and incorporation by reference in PEA No. 64 of our firm's opinion and consent of counsel filed as Exhibit (i)(1) to Post-Effective Amendment No. 38 to the Registration Statement, (iii) the use and incorporation by reference in PEA No. 64 of our firm's opinion and consent of counsel filed as Exhibit (i)(2) to Post-Effective Amendment No. 40 to the Registration Statement, (iv) the use and incorporation by reference in PEA No. 64 of our firm's opinion and consent of counsel filed as Exhibit (i)(3) to Post-Effective Amendment No. 44 to the Registration Statement, (v) the use and incorporation by reference in PEA No. 64 of our firm's opinion and consent of counsel filed as Exhibit (i)(4) to Post-Effective Amendment No. 48 to the Registration Statement, (vi) the use and incorporation by reference in PEA No. 64 of our firm's opinion and consent of counsel filed as Exhibit (i)(5) to Post-Effective Amendment No. 49 to the Registration Statement, (vii) the use and incorporation by reference in PEA No. 64 of our firm's opinion and consent of counsel filed as Exhibit (i)(6) to Post-Effective Amendment No. 53 to the Registration Statement, (viii) the use and incorporation by reference in PEA No. 64 of our firm's opinion and consent of counsel filed as Exhibit (i)(7) to Post-Effective Amendment No. 54 to the Registration Statement, (ix) the use and incorporation by reference in PEA No. 64 of our firm's opinion and consent of counsel filed as Exhibit (i)(8) to Post-Effective Amendment No. 58 to the Registration Statement, and (x) the use and incorporation by reference in PEA No. 64 of our firm's opinion and consent of counsel filed as Exhibit (i)(9) to Post-Effective Amendment No. 63 to the Registration Statement.


                                         /s/ Drinker Biddle & Reath LLP
                                         ---------------------------------------
                                         Drinker Biddle & Reath LLP

Philadelphia, Pennsylvania
February 27, 2004